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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 19, 2000

                                    eBay Inc.

                              --------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                          0-28064                   77-0430924
        ---------------                  ---------------             ---------------
(State or other jurisdiction of            (Commission              (I.R.S. Employer
         incorporation                    File Number)             Identification No.)

                              2145 HAMILTON AVENUE
                               SAN JOSE, CA 95125

                              --------------------

                    (Address of principal executive offices)

                                 (408) 558-7400

                              --------------------

              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

     On September 19, 2000, eBay Inc. (the "Company") filed a Registration Statement on Form S-3 (the "Registration Statement") relating to the resale of certain securities issued to the former stockholders of Half.com, Inc., a Pennsylvania corporation, in connection with the Company's acquisition of Half.com, Inc. in July 2000. No securities may be sold under the Registration Statement until it is declared effective by the Securities and Exchange Commission. The Registration Statement is incorporated herein by reference.

ITEM 7.

Exhibit No.                            Description
-----------                            -----------
  99.1              Registration Statement on Form S-3 filed with the Securities
                    Exchange Commission on September 19, 2000 and incorporated herein by reference.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 19, 2000              EBAY INC.



                                       By: /s/ Margaret C. Whitman
                                           --------------------------------
                                           Margaret C. Whitman
                                           President, Chief Executive Officer
                                           and Director


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